UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) May 24, 2005
                                                         -----------------------
                                                         (May 24, 2005)
                                                         -----------------------

                                ACTIVISION, INC.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
-------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

             0-12699                                    95-4803544
-------------------------------------------------------------------------------
       (Commission File Number)                       (IRS Employer
                                                    Identification No.)

        3100 Ocean Park Blvd., Santa Monica, CA                    90405
-------------------------------------------------------------------------------
        (Address of Principal Executive Offices)                 (Zip Code)

                                 (310) 255-2000
-------------------------------------------------------------------------------
               (Registrant's telephone number, including area code)


-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Activision, Inc. (the "Company") has several equity compensation plans in which executives and directors may participate. Pursuant to these plans, the Company may from time to time grant stock options. Attached as exhibits to this Form 8-K are the forms of non-qualified stock option agreements used in connection with option grants under the plans to directors and officers.

Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits.

     10.1 Form of Stock Option Certificate under the 1998 Incentive Plan of Activision, Inc.

     10.2 Form of Stock Option Certificate under the 1999 Incentive Plan of Activision, Inc.

     10.3 Form of Stock Option Agreement under the 2001 Incentive Plan of Activision, Inc.

     10.4 Form of Stock Option Agreement under the 2002 Executive Incentive Plan of Activision, Inc.

     10.5 Form of Stock Option Agreement under the 2003 Incentive Plan of Activision, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2005

                                ACTIVISION, INC.

                                By: /s/ Ronald Doornink
                                    -----------------------
                                    Name:   Ronald Doornink
                                    Title:  President



                                        3